                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                _______________


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  February 27, 1996




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)



         Delaware                        1-12898                 38-2011419
         --------                        -------                 ----------
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)


     27555 Farmington Road                                         48334-3357
                                                                   ----------
   Farmington Hills, Michigan                                       (Zip Code)
   --------------------------
     (Address of principal
       executive offices)




Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of February 25, 1996 for Series 1987-2 Distribution Reports as of March 1, 1996 for Series 1988-1 and 1988-2, and Distribution Reports as of February 20, 1996 for Series 1990-1.




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                      (Registrant)




Date:  February 27, 1996               By: LARRY N. CIOFU
                                           -------------------------------
                                           Larry N. Ciofu
                                           Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

               Distribution Date Statement for FEBRUARY  25, 1996

      COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ---------------
2-A   0.0000%           $0.00      45,100          $0.00            $0.00

2-B   7.0000%           $0.00      18,000          $0.00            $0.00

2-C   7.0000%           $0.00      19,700          $0.00            $0.00

2-D   9.5500%   $4,962,000.00 *     4,962     $39,489.25       $39,489.25

2-E   9.9500%  $11,488,846.25       5,200     $95,261.68            $0.00
              ---------------- ----------- -------------- ---------------
               $16,450,846.25      92,962    $134,750.93       $39,489.25


     Agency MBS Collections :
             Interest                                         $137,252.16
             Principal                                        $246,556.75
     Investment Income                                            $722.29
     Excess from previous month                                    382.76
                                                          ---------------
     TOTAL AVAILABLE                                          $384,913.96

     Due to Class 2-D INTEREST                                ($39,489.25)
     Due to Class 2-D REDEMPTION                             ($342,201.19)
     Due to Class 2-D (rounded down to even $1,000)          ($342,000.00)
     Excess in Collection Account                                ($201.19)
                                                          ---------------
     Available for Expenses and Residual Payments               $3,223.52

     Expenses Payable                                          ($1,925.91)

                                                          ---------------
     Net Balance                                                $1,297.61
                                                          ================


     Due to Residual Holders                                    $1,297.61

     Amount Payable Per Individual
     Residual Certificate (5% Denomination):                     $64.8805



        Interest                       Principal         Principal         Per $1,000
      Payable Per     Principal       Payable Per       Balance After      CTF After
Class   $1,000 CTF      Payable         $1,000 CTF     FEBRUARY  25, 1996   FEBRUARY  25, 1996
-----  ------------  --------------  ----------------  -----------------    ------------------
2-A     $0.000000                         $0.000000                              $0.000000

2-B     $0.000000                         $0.000000                              $0.000000

2-C     $0.000000                         $0.000000                              $0.000000

2-D     $7.958333     $342,000.00 **       -             $4,620,000.00       $1,000.000000

2-E     $0.000000         -                -            $11,584,107.93       $2,227.713063
                    --------------                    -----------------
                            $0.00                       $16,204,107.93

      Ending Aggregate Agency MBS Balance:              $16,223,697.86

      Excess in collection Act  as of Jan 25                   $382.76
      Accrual Distribution Amount:                          $95,261.68
      Aggregate Cash Flow Value Decline:                   $246,556.75
      Principal to Class 2-D Redemption                   ($342,000.00)
                                                      -----------------
                                                               $201.19
      Principal Distributable to Class 2-D                 $342,000.00
                                                      -----------------
      Aggregate Amount of Principal Distributable:         $342,201.19





                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Trustee
                                             Corporate Trust Division
                                             Suite 0126
                                             One First National Plaza
                                             Chicago, Illinois  60670
                                             (312)407-4660

      ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

                 Distribution Date Statement for March  1, 1996



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
  A    0.0000%           $0.00      38,510          $0.00            $0.00

  B    8.0000%           $0.00      51,050          $0.00            $0.00

  Z    9.9000%  $16,999,687.03      10,440    $140,247.42      $140,247.42
               ---------------- ----------- -------------- ----------------
                $16,999,687.03     100,000    $140,247.42      $140,247.42



      Agency MBS Collections :
              Interest                                         $141,666.32
              Principal                                        $294,881.09
      Investment Income                                            $942.96
                                                           ----------------
      TOTAL AVAILABLE                                          $437,490.37

      Due to Certificateholders                               ($435,128.51)
                                                           ----------------
      Available for Expenses and Residual Payments               $2,361.86

      Expenses Payable                                            ($893.35)
      Adjustment from February 1, 1996                             ($30.23)
                                                           ----------------
      Net Balance                                                $1,438.28
                                                           ================


      Due to Residual Holders                                    $1,438.28

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $71.9140



                                                                    Principal Balance
         Interest                    Principal       Principal         Per $1,000
       Payable Per    Principal     Payable Per    Balance After       CTF After
Class   $1,000 CTF     Payable*      $1,000 CTF   March  1, 1996    March  1, 1996
-----  ------------ --------------  ------------  ----------------  ----------------
  A      $0.000000          $0.00     $0.000000             $0.00         $0.000000

  B      $0.000000          $0.00     $0.000000             $0.00         $0.000000

  Z     $13.433661    $294,881.09    $28.245315    $16,704,805.94     $1,600.077197
                    --------------                ----------------
                      $294,881.09                  $16,704,805.94


       Ending Aggregate Agency MBS Balance:        $16,705,073.47


                    Accrual Distribution Amount:                              $0.00
                    Aggregate Cash Flow Value Decline:                  $294,881.09
                                                                    ----------------
                    *Aggregate Amount of Principal Distributable:       $294,881.09







                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Trustee
                                             Corporate Trust Division
                                             Suite 0126
                                             One First National Plaza
                                             Chicago, Illinois  60670
                                             (312) 407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
                  Distribution Date Statement for March 1, 1996




       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      39,750          $0.00            $0.00

 2-B   7.0000%           $0.00      24,540          $0.00            $0.00

 2-C   7.0000%           $0.00      10,930          $0.00            $0.00

 2-D   7.0000%           $0.00      14,580          $0.00            $0.00

 2-Z   9.4000%  $20,426,321.15      10,200    $160,006.18      $160,006.18
               ---------------- ----------- -------------- ----------------
                $20,426,321.15     100,000    $160,006.18      $160,006.18



      Agency MBS Collections :
              Interest                                         $161,708.50
              Principal                                        $159,240.79
      Investment Income                                          $1,313.51
                                                           ----------------
      TOTAL AVAILABLE                                          $322,262.80

      Due to Certificateholders                               ($319,246.97)
                                                           ----------------
      Available for Expenses and Residual Payments               $3,015.83

      Expenses Payable                                          ($1,948.24)
                                                           ----------------
      Net Balance                                                $1,067.59
                                                           ================


      Due to Residual Holders                                    $1,067.59

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $53.3795

                                                                    Principal Balance
        Interest                     Principal       Principal      Per $1,000
      Payable Per     Principal     Payable Per    Balance After    CTF After
Class  $1,000 CTF     Payable*       $1,000 CTF   March 1, 1996     March 1, 1996
----- ------------ ---------------  ------------  ----------------  ----------------
 2-A    $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-B    $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-C    $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-D    $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-Z   $15.686880     $159,240.79    $15.611842    $20,267,080.36     $1,986.968663
                   ---------------                ----------------
                      $159,240.79                  $20,267,080.36


      Ending Aggregate Agency MBS Balance:         $20,267,095.11


                   Accrual Distribution Amount:                               $0.00
                   Aggregate Cash Flow Value Decline:                   $159,240.79
                                                                    ----------------
                   *Aggregate Amount of Principal Distributable:        $159,240.79

                   Principal Allocation:          Class 2-A:                 0.0000%
                                                  Class 2-D:                 0.0000%



                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Trustee
                                             Corporate Trust Division
                                             Suite 0126
                                             One First National Plaza
                                             Chicago, Illinois  60670
                                             (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

              Distribution Date Statement for   February  20, 1996

                     UPPER TIER REMIC REGULAR CERTIFICATES



        COUPON       Principal      Number of    Interest      Interest
Class    RATE       Outstanding    Cert.         Accrued       Payable
----- ----------- ---------------- ----------- ------------ --------------
 1-A      8.5000%           $0.00      15,250        $0.00          $0.00

 1-B      9.0000%           $0.00      10,500        $0.00          $0.00

 1-C      9.0000%           $0.00       6,500        $0.00          $0.00

 1-D      9.0000%   $5,011,837.52      16,500   $37,588.78     $37,588.78

 1-E      9.0000%  $12,000,000.00      12,000   $90,000.00     $90,000.00

 1-F      0.0000%           $0.00      18,500        $0.00          $0.00

 1-G      0.0000%           $0.00      12,450        $0.00          $0.00

 1-H      0.0000%           $0.00       4,850        $0.00          $0.00

 1-I    259.5000%      $34,023.68         152    $7,357.62      $7,357.62
                  ---------------- ----------- ------------ --------------
                   $17,045,861.20      96,702  $134,946.40    $134,946.40


                                                                           Principal Balance
           Interest                       Principal       Principal        Per $1,000
          Payable Per      Principal     Payable Per     Balance After     CTF After
Class     $1,000 CTF        Payable*      $1,000 CTF   February  20, 1996  February  20, 1996
-----  ----------------- --------------  ------------  -----------------   -------------------
 1-A          $0.000000          $0.00     $0.000000              $0.00            $0.000000

 1-B          $0.000000          $0.00     $0.000000              $0.00            $0.000000

 1-C          $0.000000          $0.00     $0.000000              $0.00            $0.000000

 1-D          $2.278108    $385,618.74    $23.370833      $4,626,218.78          $280.376896

 1-E          $7.500000        -              -          $12,000,000.00        $1,000.000000

 1-F          $0.000000          $0.00     $0.000000              $0.00            $0.000000

 1-G          $0.000000          $0.00     $0.000000              $0.00            $0.000000

 1-H          $0.000000          $0.00     $0.000000              $0.00            $0.000000

 1-I         $48.405395        $771.24     $5.073947         $33,252.44          $218.766053
                         --------------                -----------------
                           $386,389.98                   $16,659,471.22

                     UPPER TIER REMIC REGULAR CERTIFICATES


        COUPON       Principal      Number of    Interest      Interest
         RATE       Outstanding    Cert.         Accrued       Payable
      ----------- ---------------- ----------- ------------ --------------
 1-R      0.0000%           $0.00       3,298        $7.96          $7.96


                                                                           Principal Balance
           Interest                       Principal       Principal        Per $1,000
          Payable Per      Principal     Payable Per     Balance After     CTF After
          $1,000 CTF        Payable*      $1,000 CTF   February 20, 1996   February  20, 1996
       ----------------- --------------  ------------  -----------------  -------------------
 1-R          $0.002414          $0.00     $0.000000        $0.00            $0.000000



                       LOWER TIER REMIC REGULAR INTERESTS

                                                                               Principal
        COUPON       Principal      Number of    Interest     Principal       Balance After
Class    RATE       Outstanding    Certificates  Accrued       Payable*     February 20, 1996
----- ----------- ---------------- ----------- ------------ --------------  -----------------
1-AS      9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS      9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS      9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS      9.5000%   $5,039,279.17      16,533   $39,894.29    $386,389.98      $4,652,889.19

1-ES      9.5000%  $12,024,000.00      12,024   $95,190.00        -           $12,024,000.00

1-FS      9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS      9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                  ---------------- ----------- ------------ --------------  -----------------
                   $17,063,279.17     100,000  $135,084.29    $386,389.98     $16,676,889.19

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
               DISTRIBUTION DATE STATEMENT FOR February  20, 1996



     Agency MBS Collections :
              Interest                                       $134,954.36
              Principal                                      $386,389.98
     Investment Income                                           $306.49
                                                         ---------------
     Lower Tier REMIC Collection Account                     $521,650.83
                                                         ---------------
     Upper Tier REMIC Collection Account                     $521,650.83

     Aggregate Prin Payable to Holders of
     Upper Tier REMIC Regular Certificate                   ($386,389.98)

     Aggregate Interest Payable to Holders of
     Upper Tier REMIC Regular Certificates                  ($134,946.40)

     Expenses Payable                                              $0.00


     REMIC Taxes Payable                                           $0.00

     Interest Payable to Class 1-R Certificate                    ($7.96)



     Principal Payable to Class 1-R Certificate                    $0.00

     Due to Class 1-RS Certificate                              ($306.49)
                                                         ---------------
     Net Balance                                                  ($0.00)
                                                         ===============

     Beginning Aggregate Agency MBS Balance :            $100,001,006.61
     Ending Aggregate Agency MBS Balance :                $16,660,477.65

     Aggregate Cash Flow Value Decline:                      $386,389.98
                                                         ---------------
     *Aggregate Amount of Principal Distributable:           $386,389.98



     Principal Allocation:


     Aggregate Amount of Principal
     Distributable to Classes 1-D and 1-I:

     Class 1-D:               2.33708327%
     Class 1-I:               0.50739474%

     Aggregate Amount of Principal
     Distributable to Classes 1-G,1-H and 1-R :

     Class 1-R:               0.00000000%



      THE FIRST NATIONAL BANK OF CHICAGO,
      as Trustee
      Corporate Trust Division
      Suite 0126
      One First National Plaza
      Chicago, Illinois  60670
      (312)407-4660